Exhibit 10.1
CLARIVATE PLC
2019 INCENTIVE AWARD PLAN
SUB-PLAN FOR ISRAELI PARTICIPANTS
1.GENERAL
1.1.    This sub-plan (the “Sub-Plan”) shall apply only to Participants who are tax residents of the State of Israel on the date of the grant of the Award, as defined below in Section 2, and are engaged by an Israeli resident Subsidiary (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the Clarivate PLC 2019 Incentive Award Plan (hereinafter the “Plan”).
1.2.    This Sub-Plan is adopted pursuant to the authority of the Administrator under Section 10.5 of the Plan. This Sub-Plan is to be read as a continuation of the Plan and applies to Awards granted to Israeli Participants only to the extent necessary to comply with the requirements set by Israeli law, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time. This Sub-Plan does not add to or modify the Plan in respect of any other category of Participants.
1.3.    The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In the event of any conflict, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time.
1.4.    Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the interpretation given to it in the Plan.
2.DEFINITIONS
2.1.    “102 Award” means any Award intended to qualify (as determined by the Administrator and/or the Israeli Award Agreement and/or a tax ruling from the ITA) and which qualifies as an award under Section 102, issued to an Approved Israeli Participant.
2.2.    “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Shares are then traded or listed.

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2.3.    “Approved Israeli Participant” means an Israeli Participant who is an employee, director or an officer of an Employer, excluding any Controlling Share Holder of the Company.
2.4.    “Award” means any Award (excluding Cash Based Awards) granted under the Plan which are settled in Shares and which will not be capable of being settled in cash.
2.5.    “Capital Gain Award” means a Trustee 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) and 102(b)(3) of the Ordinance.
2.6.    “Controlling Share Holder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.
2.7.    “Employer” means, for purpose of a Trustee 102 Award, an Israeli resident Subsidiary of the Company which is an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.
2.8.    “ITA” means the Israeli Tax Authority.
2.9.    “Israeli Award Agreement” means the Award Agreement between the Company and an Israeli Participant that sets out the terms and conditions of an Award.
2.10.    “Non-Trustee 102 Award” means a 102 Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.
2.11.    “Ordinary Income Award” means a Trustee 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.
2.12.    “Ordinance” means the Israeli Income Tax Ordinance [New Version] – 1961, as now in effect or as hereafter amended.
2.13.    “Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003.
2.14.    “Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.
2.15.    “Tax” means any applicable tax and other compulsory payments, such as any social security and health tax contributions under any Applicable Law.
2.16.    “Trust Agreement” means the agreement to be signed between the Company, an Employer and the Trustee for the purposes of Section 102.

2.17.    “Trustee” means any person or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.
2.18.    “Trustee 102 Award” means a 102 Award granted to an Approved Israeli Participant pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved Israeli Participant.
2.19.    “Unapproved Israeli Participant” means an Israeli Participant who is not an Approved Israeli Participant, including a Consultant or a Controlling Share Holder of the Company.
3.ISSUANCE OF AWARDS
3.1.    The persons eligible for participation in the Plan as Israeli Participants shall include Approved Israeli Participants and Unapproved Israeli Participants, provided, however, that only Approved Israeli Participants may be granted 102 Awards.
3.2.    The Administrator may designate Awards granted to Approved Israeli Participants pursuant to Section 102 as Trustee 102 Awards or Non-Trustee 102 Awards.
3.3.    The grant of Trustee 102 Awards shall be subject to this Sub-Plan and shall not become effective prior to the lapse of 30 days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Sub-Plan by the ITA.
3.4.    Trustee 102 Awards may either be classified as Capital Gain Awards or Ordinary Income Awards.
3.5.    No Trustee 102 Award may be granted under this Sub-Plan to any Approved Israeli Participant, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102 Awards, whether Capital Gain Awards or Ordinary Income Awards, that will be granted under the Plan and this Sub-Plan (the “Election”). Such Election shall become effective beginning the first date of grant of a Trustee 102 Award under this Sub-Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Awards. The Election shall obligate the Company to grant only the type of Trustee 102 Award it has elected, and shall apply to all Israeli Participants who are granted Trustee 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, the Election shall not prevent the Company from granting Non-Trustee 102 Awards simultaneously.

3.6.    All Trustee 102 Awards must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Section 5 below.
3.7.    The designation of Non-Trustee 102 Awards and Trustee 102 Awards shall be subject to the terms and conditions set forth in Section 102.
3.8.    Awards granted to Unapproved Israeli Participants shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.
4. 102 AWARD GRANT DATE
Each 102 Award will be deemed granted on the date determined by the Administrator, subject to the provisions of the Plan, provided that and subject to (i) the Israeli Participant has signed all documents required by the Company or Applicable Law, and (ii) with respect to any Trustee 102 Award, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the Award will be considered as granted on the date determined by the Administrator as a Non-Trustee Award.
5.TRUSTEE
5.1.    Trustee 102 Awards which shall be granted under this Sub-Plan and/or any Shares allocated or issued upon the grant, vesting or exercise of a Trustee 102 Award and/or other Shares received following any realization of rights under the Plan, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102. In the event the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as Non-Trustee 102 Awards or as Awards which are not subject to Section 102, all in accordance with the provisions of Section 102.
5.2.    With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Shares received upon the grant, vesting or exercise of a Trustee 102 Award and/or any Shares received following any realization of rights, including, without limitation, share dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.
5.3.    Notwithstanding anything to the contrary, the Trustee shall not release or sell any Shares allocated or issued upon the grant, vesting or exercise of a Trustee 102

Award unless the Company, its Israeli Subsidiary and the Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.
5.4.    Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of such Award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.
5.5.    Any Award classified as a Capital Gain Award is meant to comply with the terms and conditions of Section 102 and the requirements of the ITA, therefore it is clarified that at all times the Plan and this Sub-Plan are to be read such that they comply with the requirements of Section 102 and as a consequence, should any provision in the Plan or Sub-Plan disqualify the Plan and/or the Awards granted thereunder from beneficial tax treatment pursuant to the provisions of Section 102 of the Ordinance, such provision shall be considered invalid either permanently or until the Israel Tax Authority provides approval of compliance with Section 102.
6.WRITTEN PARTICIPANT UNDERTAKING
6.1.    With respect to any Trustee 102 Award, as required by Section 102 and the Rules, by virtue of the receipt of such Award, the Israeli Participant is deemed to have provided, undertaken and confirmed the following written undertaking (and such undertaking is deemed incorporated into any documents entered into by the Israeli Participant in connection with the grant of such Award), and which undertaking shall be deemed to apply and relate to all Trustee 102 Awards granted to the Israeli Participant, whether under the Plan and this Sub-Plan or other plans maintained by the Company, and whether prior to or after the date hereof:
6.1.1.    The Israeli Participant shall comply with all terms and conditions set forth in Section 102 with regard to the Capital Gain Awards or Ordinary Income Awards, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;
6.1.2.    The Israeli Participant is familiar with, and understands the provisions of, Section 102 in general, and the tax arrangement under the Capital Gain Awards or Ordinary Income Awards in particular, and its tax consequences; the Israeli Participant agrees that the Trustee 102 Awards and any Shares that may be issued upon vesting or (if applicable) exercise of the Trustee 102 Awards (or otherwise in relation to such Awards), will be held by a Trustee appointed pursuant to Section 102 for at least the duration of the Holding Period under the Capital Gain Awards or Ordinary Income Awards, as applicable. The Israeli Participant understands that any release of such Trustee 102 Awards or Shares from trust, or any sale of the Shares prior to the termination of the Holding Period, will result in taxation at the marginal tax rate, in addition to deductions of any appropriate income tax, social security, health tax contributions or other compulsory payments; and
6.1.3.    The Israeli Participant agrees to the Trust Agreement entered into by and between the Company, the Employer and the Trustee appointed pursuant to Section 102.
7.THE AWARDS
The terms and conditions upon which Awards shall be granted, issued and exercised or vested under this Sub-Plan, shall be specified in an Israeli Award Agreement to be executed pursuant to the Plan and to this Sub-Plan. Each Israeli Award Agreement shall provide, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (i.e., a Capital Gain Awards or Ordinary Income Awards or Non-Trustee 102 Award or any Award granted to Unapproved Israeli Participant), and any applicable vesting provisions and exercise price that may be payable. For the avoidance of doubt, it is clarified that there is no obligation for uniformity of treatment of Israeli Participants and that the terms and conditions of Awards granted to Israeli Participants need not be the same with respect to each Israeli Participant (whether or not such Israeli Participants are similarly situated). The grant, vesting and exercise of Awards granted to Israeli Participants shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Administrator (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102.
8.ASSIGNABILITY, DESIGNATION AND SALE OF AWARDS
8.1.    Notwithstanding any provision of the Plan, no Award subject to this Sub-Plan or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such Award shall be given to any third party whatsoever, and during the lifetime of the Israeli Participant, each and all of such Israeli Participant’s rights with respect to an Award shall belong only to the Israeli Participant. Any such action made, directly or indirectly, for an immediate or future validation, shall be void.
8.2.    As long as Awards and/or Shares issued or purchased hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Award and Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
9.INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S APPROVAL
9.1.    With regard to Trustee 102 Awards, the provisions of the Plan, the Sub-Plan and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Sub-Plan and the Israeli Award Agreement.
9.2.    Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to an Award pursuant to Section 102, which is not expressly specified in the Plan, the Sub-Plan or the Israeli Award Agreement, shall be considered binding upon the Company, any Israeli Subsidiary and the Israeli Participants. Furthermore, if any provision of the Plan or Sub-Plan disqualifies Awards that are intended to qualify as 102 Awards from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the 102 Awards.
10.TAX CONSEQUENCES; DISCLAIMER
10.1.    Any tax consequences arising from the grant, purchase, exercise, vesting or sale of any Award issued hereunder, from the payment for or sale of Shares covered thereby or from any other event or act (of the Company, and/or its Subsidiaries, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Subsidiaries, and/or the Trustee shall withhold Tax according to the requirements of Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Participant agrees to indemnify the Company and/or its Subsidiaries and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Participant.
10.2.    The Company and/or, when applicable, the Trustee shall not be required to release any Award or Shares to an Israeli Participant until all required Tax payments have been fully made.
10.3.    Awards that do not comply with the requirements of Section 102 shall be subject to tax under Section 3(i) or 2 of the Ordinance.
10.4.    With respect to Non-Trustee 102 Awards, if the Israeli Participant ceases to be employed by the Company or any Subsidiary, or otherwise if so requested by the Company and/or its Subsidiaries, the Israeli Participant shall extend to the Company and/or its Subsidiaries a security or guarantee for the payment of Tax due at the time of the sale of Shares, in accordance with the provisions of Section 102.
10.5.    TAX TREATMENT. NOTWITHSTANDING SECTION 5.5 ABOVE, IT IS CLARIFIED THAT THE COMPANY AND ITS SUBSIDIARIES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING

TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY AND ITS SUBSIDIARIES (INCLUDING THE EMPLOYER) SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS EVENTUALLY TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY DESIGNATION OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY AND ITS SUBSIDIARIES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENTS OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. NO ASSURANCE IS MADE BY THE COMPANY AND ANY OF ITS SUBSIDIARIES (INCLUDING THE EMPLOYER) THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WILL QUALIFY AT THE TIME OF VESTING, EXERCISE OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND ITS SUBSIDIARIES (INCLUDING THE EMPLOYER) SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS OF WHETHER THE COMPANY OR ITS SUBSIDIARIES (INCLUDING THE EMPLOYER) COULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE ISRAELI PARTICIPANT. THE COMPANY AND ITS SUBSIDIARIES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITY, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. AWARDS THAT DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE ISRAELI PARTICIPANT.

11.ONE TIME BENEFIT
The Awards granted hereunder are extraordinary, one-time Awards granted to the Israeli Participants, and are not and shall not be deemed a salary component for any purpose whatsoever, including but not limited to, in connection with calculating severance compensation under Applicable Law, nor shall receipt of an Award entitle an Israeli Participant to any future Awards.
12.TERM OF PLAN AND SUB-PLAN
Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Sub-Plan or for any amendment to this Sub-Plan as are necessary to comply with any Applicable Law, applicable to Awards granted to Israeli Participants under this Sub-Plan or with the Company’s incorporation documents.
13.GOVERNING LAW
Solely for the purpose of determining the Israeli tax treatment of Awards granted pursuant to this Sub-Plan, this Sub-Plan shall be governed by, construed and enforced in accordance with the laws of the State of Israel, without reference to conflicts of law principles.
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